UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): September 23, 2003

Rock-Tenn Company

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23340	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	September 23, 2003 Press Release

Item 12. Results of Operations and Financial Condition

On September 23, 2003, Rock-Tenn Company (“Rock-Tenn”) issued a press release (the “Press Release”) that announced Rock-Tenn had entered into a definitive agreement to sell its Plastic Packaging Division to Pactiv Corporation. A copy of the Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY (Registrant)

Date: September 25, 2003	By:	/s/ Steven C. Voorhees

Steven C. Voorhees, Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number and Description

99.1	September 23, 2003 Press Release